Statements of cash flows - Summary of cash and cash equivalents (Details) $ in Thousands, ₩ in Millions	Dec. 31, 2024 KRW (₩)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 KRW (₩)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 KRW (₩)	Dec. 31, 2021 KRW (₩)
Cash and cash equivalents [abstract]
Cash	₩ 1,661,517		₩ 1,464,606
Foreign currencies	812,026		715,495
Demand deposits	24,634,075		28,248,420
Fixed deposits	173,505		128,097
Total	₩ 27,281,123	$ 18,458,135	₩ 30,556,618	$ 20,674,302	₩ 34,219,148	₩ 20,613,073